Scudder Blue Chip Fund                                  Scudder Large Cap Value Fund
Scudder California Tax-Free Income Fund                 Scudder Large Company Growth Fund
Scudder Capital Growth Fund                             Scudder Latin America Fund
Scudder Cash Investment Trust                           Scudder Limited-Duration Plus Fund
Scudder Commodity Securities Fund                       Scudder Managed Municipal Bond Fund
Scudder-Dreman Concentrated Value Fund                  Scudder Massachusetts Tax-Free Fund
Scudder-Dreman Financial Services Fund                  Scudder Micro Cap Fund
Scudder-Dreman High Return Equity Fund                  Scudder Mid Cap Growth Fund
Scudder-Dreman Mid Cap Value Fund                       Scudder New York Tax-Free Income Fund
Scudder-Dreman Small Cap Value Fund                     Scudder Pacific Opportunities Fund
Scudder Emerging Markets Fund                           Scudder Pathway Series -- Conservative
Scudder Emerging Markets Income Fund                    Portfolio
Scudder Fixed Income Fund                               Scudder Pathway Series -- Growth Portfolio
Scudder Flag Investors Communications Fund              Scudder Pathway Series -- Growth Plus
Scudder Flag Investors Equity Partners Fund             Portfolio
Scudder Flag Investors Value Builder Fund               Scudder Pathway Series -- Moderate Portfolio
Scudder Global Fund                                     Scudder RREEF Real Estate Securities Fund
Scudder Global Bond Fund                                Scudder S&P 500 Index Fund
Scudder Global Discovery Fund                           Scudder Select 500 Fund
Scudder Gold and Precious Metals Fund                   Scudder Short Duration Fund
Scudder Greater Europe Fund                             Scudder Short-Term Bond Fund
Scudder Growth and Income Fund                          Scudder Short-Term Municipal Bond Fund
Scudder Health Care Fund                                Scudder Small Cap Growth Fund
Scudder High Income Fund                                Scudder Small Company Stock Fund
Scudder High Income Plus Fund                           Scudder Small Company Value Fund
Scudder High Yield Tax-Free Fund                        Scudder Strategic Income Fund
Scudder Income Fund                                     Scudder Target 2014 Fund
Scudder Inflation Protected Plus Fund                   Scudder Tax Advantaged Dividend Fund
Scudder Intermediate Tax/AMT Free Fund                  Scudder Technology Fund
Scudder International Fund                              Scudder Total Return Fund
Scudder International Equity Fund                       Scudder U.S. Government Securities Fund
Scudder International Select Equity Fund
Scudder Japanese Equity Fund

Supplement to the currently effective Statements of Additional Information for Class A, B and C shares, as applicable, of the above listed Funds:

The following information replaces similar disclosure relating to the Rule 12b-1
Plans:

Effective January 1, 2006, SDI will no longer advance the first year distribution fee and service fee to firms for sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates.

The following information replaces similar disclosure in the section entitled "Financial Services Firms' Compensation" under "Purchase and Redemption of Shares -- Purchases" effective January 1, 2006:

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates, SDI does not advance the first year distribution fee and for periods after the date of sale,

SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the Fund for services as distributor and principal underwriter for Class C shares.

The following information replaces the section entitled "Class A NAV Sales" under "Purchase and Redemption of Shares - Purchases":

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a) a current or former director or trustee of Deutsche or Scudder mutual funds;

(b) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a subadvisor to any fund in the Scudder family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c) certain professionals who assist in the promotion of Scudder mutual funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

(g) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with SDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j) investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k) in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements; and

(l) in connection with a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with SDI and its affiliates into a Scudder IRA.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.









               Please Retain This Supplement for Future Reference










December 13, 2005